SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported): February 2, 2004

BioMarin Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

371 Bel Marin Keys Boulevard, Suite 210, Novato,California	94949
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 884-6700

Not Applicable
       (Former name or former address, if changed since last report)

Item 5. Other Events.

        On February 2, 2004, BioMarin Pharmaceutical Inc. (the “Registrant”), issued a press release regarding the Registrant’s assembly of a phenylketonuria (PKU) advisory board to guide and participate in the Registrant’s PKU product development programs. The Registrant’s press release issued on February 2, 2004 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

    (a)         Financial Statements of Business Acquired.

                  Not Applicable.

     (b)        Pro Forma Financial Information.

                  Not Applicable.

    (c)          Exhibits.

                  Exhibit 99.1          Press Release of the Registrant dated February 2, 2004.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation
Date: February 3, 2004	By: /s/ Louis Drapeau
Louis Drapeau Chief Financial Officer

EXHIBIT INDEX

Exhibit No.      Description

Exhibit 99.1      Press Release of the Registrant dated February 2, 2004.